UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2015

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32270	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 12, 2015, Timothy K. Yost submitted his resignation from his position as the Chief Financial Officer and Secretary of StoneMor GP LLC (“StoneMor GP”), the general partner of StoneMor Partners L.P. (the “Partnership”), effective May 13, 2015. Mr. Yost stated that he was resigning in order to devote more time to personal and family matters. There are no disagreements between Mr. Yost and StoneMor GP or the Partnership, and Mr. Yost will continue to provide transition services to StoneMor GP for a period of up to 30 days, for which he will be paid at his current rate of compensation.

In connection with Mr. Yost’s resignation, effective May 14, 2015, James M. Pippis was appointed as Interim Chief Financial Officer and Secretary of StoneMor GP. Mr. Pippis is 43 years old and he has served as Vice President of Accounting and Finance of StoneMor GP since April 1, 2015 and served as Director of Financial Reporting of StoneMor GP since January 3, 2011. Prior to joining StoneMor GP, Mr. Pippis was employed at a regional accounting firm, Kreischer Miller, where he provided attest services and business advice to middle market companies. He began with that company in December 2005 as a Senior Manager and served as an Audit Director beginning in 2009. From October 2001 through December 2005, Mr. Pippis worked for Agere Systems Inc., a publically traded semi-conductor company, where he held roles of increasing responsibility, such as a Manager of Accounting Policy and External Reporting, a business unit Controller, and a Senior Accounting Manager. From 1996 through October 2001, he served as an Audit Senior and Audit Manager at Deloitte & Touche LLP, working in a variety of industries on both private and publically traded companies.

Item 7.01	Regulation FD Disclosure.

On May 18, 2015, the Partnership issued a press release, attached hereto as Exhibit 99.1, announcing Mr. Yost’s resignation and the appointment of an Interim Chief Financial Officer.

The information in this Item 7.01, including Exhibit 99.1 incorporated by reference herein, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Partnership pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press Release, dated May 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/ Lawrence Miller
Name:	Lawrence Miller
Title:	President and Chief Executive Officer

Date: May 18. 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 18, 2015.